Exhibit 99.2

Supplemental Operating and Financial Data

September 30, 2005

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

 On October 17, 2005, the Company determined that its previously issued financial statements for the fiscal years ended December 31, 2004 and 2003, and for each of the quarters therein, and its unaudited quarterly financial statements for the periods ended March 31, 2005 and June 30, 2005, needed to be restated. The information contained herein reflects the effects of this restatement. For more information regarding the details of this restatement, see the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2004, amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005 and amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005.

Heritage Property Investment Trust, Inc.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations

EBITDA
Selected Ratios & Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary - Core Portfolio
Geographic Distribution - Core Portfolio
Top Tenants - Core Portfolio
Anchor Lease Expiration Roll Out - Core Portfolio
Non-Anchor Lease Expiration Roll Out - Core Portfolio
Total Lease Expiration Roll Out - Core Portfolio
Historical Leasing Production - Core Portfolio
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions - Core Portfolio
Same Property Analysis
Property Listing - Core Portfolio
Property Listing Notes - Core Portfolio
Investments in Joint Ventures
Value Creation Pipeline - 2005 Acquisitions
Value Creation Pipeline - 2005 Acquisitions Detail
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, commonly known as a REIT. We are one of the nation’s largest owners of neighborhood and community shopping centers.  As of September 30, 2005, we had a portfolio of 171 shopping centers totaling approximately 28.7 million square feet of Company-owned gross leasable area, located in 30 states.   Our shopping center portfolio was approximately 93% leased as of September 30, 2005.  We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street
Boston, MA 02116
(617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Charlotte, North Carolina
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Franklin, Tennessee
Peoria, Illinois	Louisville, Kentucky	Omaha, Nebraska	Dallas, Texas
Hanover Park, Illinois	Redford, Michigan	Great Neck, New York	Mequon, Wisconsin

Stock Listing

New York Stock Exchange: HTG

Credit Ratings

Standard & Poor’s: BBB-, Stable
Moody’s: Baa3, Stable
Fitch: BBB-, Stable

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 827-3772

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:	www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Andrew Rosivach	(212) 325-6205	Merrill Lynch	Steve Sakwa	(212) 449-0335
	Jessica Tully	(404) 897-2820		Craig Schmidt	(212) 449-1944

Deutsche Bank	Louis Taylor	(212) 250-4912	Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Chris Capolongo	(212) 250-7726		Suzanne Sorkin	(212) 761-6385

Goldman Sachs	Carey Callaghan	(212) 902-1000	UBS Warburg	Chris Pike	(212) 713-8602
	Darin Kenndy	(212) 902-1000

Green Street Advisors	Greg Andrews	(949) 640-8780	Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Thomas Youn	(949) 640-8780		Eric Rothman	(617) 603-4263

Legg Mason	David Fick	(410) 454-5018
	Nate Isbee	(410) 454-4143

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)

Diluted Funds from Operations (FFO)	$33,757	$30,191	$96,802	$94,872
FFO per share - Diluted	$0.70	$0.64	$2.01	$2.02

Funds Available for Distribution (FAD)	$28,266	$23,376	$80,824	$74,514
FAD per share - Diluted	$0.58	$0.50	$1.68	$1.58

EBITDA	$55,792	$51,074	$161,485	$155,247
EBITDA per share - Diluted	$1.15	$1.08	$3.36	$3.30

Net Income Attributable to Common Shareholders	$8,448	$7,889	$22,975	$32,517
Basic	$0.18	$0.17	$0.49	$0.70
Diluted	$0.18	$0.17	$0.48	$0.69

Dividends Paid per Share and Unit	$0.525	$0.525	$1.58	$1.58
Payout ratio of diluted FFO per share	75%	82%	78%	78%
Payout ratio of diluted FAD per share	90%	106%	94%	100%

Other Operating Items:
Total real estate revenue - Continuing Operations	$86,305	$82,085	$259,707	$241,774
Straight line rent and SFAS 141 income adjustment	$1,391	$1,838	$2,866	$3,786
Lease termination fee income	$27	$136	$393	$717
Amortization of stock-based compensation	$1,981	$1,641	$5,971	$4,800
Expense related to variable stock option awards	$87	$1,642	$2,817	$727
Capitalized interest expense	$19	$—	$103	$—
Scheduled principal amortization on mortgages	$2,778	$2,759	$8,721	$8,155

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(Unaudited and in thousands of dollars, except per-share data)

	September 30, 2005	December 31, 2004
		(Restated)
ASSETS
Real estate investments	$2,692,588	$2,540,841
Less: accumulated depreciation	(383,142)	(318,203)
Real estate investments, net	2,309,446	2,222,638

Cash and cash equivalents	4,156	6,720
Accounts receivable, net of allowance for doubtful accounts of $10,378 in 2005 and $9,583 in 2004	52,002	41,148
Prepaids and other assets	30,573	24,488
Investments in unconsolidated joint ventures	5,480	3,406
Deferred financing and leasing costs	64,500	54,150
Total assets	$2,466,157	$2,352,550

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$634,366	$649,040
Unsecured notes payable	449,914	449,763
Line of credit facility	359,000	196,000
Accrued expenses and other liabilities	100,940	99,955
Accrued distributions	25,124	24,915
Total liabilities	1,569,344	1,419,673
Minority interests:
Exchangeable limited partnership units	17,788	13,008
Other minority interest	—	2,425
Total minority interests	17,788	15,433

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,378,143 and 46,934,285 shares issued and outstanding at September 30, 2005 and December 31, 2004, respectively	47	47
Additional paid-in capital	1,175,642	1,160,081
Cumulative distributions in excess of net income	(290,948)	(239,403)
Other comprehensive loss	(344)	(506)
Unearned compensation	(5,372)	(2,775)
Total shareholders’ equity	879,025	917,444
Total liabilities and shareholders’ equity	$2,466,157	$2,352,550

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(Unaudited and in thousands of dollars, except per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)
Real estate revenue:
Rentals	$65,292	$62,095	$193,341	$182,224
Percentage rent	541	762	2,868	3,391
Recoveries	20,038	18,893	60,850	55,065
Other property	434	335	2,648	1,094
Total revenue	86,305	82,085	259,707	241,774
Real estate operating expenses:
Property operating expenses	10,941	10,786	36,684	33,797
Real estate taxes	13,086	12,655	37,965	36,929
Net operating income	62,278	58,644	185,058	171,048
Other operating expense (income):
Depreciation and amortization	25,325	22,418	74,024	65,542
Interest	21,650	20,125	63,393	57,155
General and administrative	7,072	8,825	25,298	18,222
Interest, other and joint venture fee income	(230)	(280)	(587)	(551)
Total other operating expense (income)	53,817	51,088	162,128	140,368
Income before gains on sales of marketable securities and real estate investment	8,461	7,556	22,930	30,680
Gains on sales of marketable securities	—	529	8	529
Gain on sale of real estate investment	—	25	—	25
Income before minority interests / income	8,461	8,110	22,938	31,234
Equity in income from unconsolidated joint ventures	60	14	219	14
Income allocated to exchangeable limited partnership units	(73)	(20)	(182)	(178)
Income allocated to Series B & C Preferred Units	—	(413)	—	(2,176)
Income before discontinued operations	8,448	7,691	22,975	28,894
Discontinued operations:
Income from discontinued operations	—	198	—	635
Gains on sales of discontinued operations	—	—	—	2,988
Income from discontinued operations	—	198	—	3,623
Net income attributable to common shareholders	$8,448	$7,889	$22,975	$32,517

Basic per share data:
Income before discontinued operations	$0.18	$0.17	$0.49	$0.62
Income from discontinued operations	—	—	—	0.08

Income attributable to common shareholders	$0.18	$0.17	$0.49	$0.70

Diluted per share data:
Income before discontinued operations	$0.18	$0.17	$0.48	$0.62
Income from discontinued operations	—	—	—	0.07

Income attributable to common shareholders	$0.18	$0.17	$0.48	$0.69

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)

Funds from Operations:

Net income	$8,448	$7,889	$22,975	$32,517
Add (deduct):
Depreciation and amortization (real estate-related):
Continuing operations	25,159	22,241	73,505	64,911
Discontinued operations	—	64	—	277
Pro rata share of unconsolidated joint ventures	77	2	140	2
Gains on sales of real estate investments	—	(25)	—	(3,013)

Funds from Operations (FFO)	$33,684	$30,171	$96,620	$94,694

Funds from Operations - Diluted:

FFO	$33,684	$30,171	$96,620	$94,694
Add:
Income allocated to exchangeable limited partnership units	73	20	182	178

FFO - Diluted	$33,757	$30,191	$96,802	$94,872

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)

Funds from Operations - Diluted	$33,757	$30,191	$96,802	$94,872
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(1,391)	(1,838)	(2,866)	(3,786)
Maintenance capital expenditures	(2,958)	(1,728)	(7,107)	(5,597)
Tenant improvement and leasing commissions	(3,439)	(6,902)	(15,701)	(17,611)
Capitalized interest	(19)	—	(103)	—
Amortization of financing costs	457	531	1,606	1,510
Amortization of debt premiums and discounts	(575)	(407)	(1,695)	(1,167)
Amortization of the effective portion of interest rate swap	54	(29)	162	(59)
Stock-based compensation and SERP	2,293	1,916	6,909	5,625
Expense related to variable stock option awards	87	1,642	2,817	727

Funds Available for Distribution	$28,266	$23,376	$80,824	$74,514

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	46,955	46,440	46,846	46,318

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	547	336	529	339
Effect of stock options and anticipated stock-based compensation	902	422	692	424

Weighted average shares outstanding for diluted EPS	48,404	47,198	48,067	47,081

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	547	336	529	339
Effect of stock options and anticipated stock-based compensation	902	422	692	424

Weighted average shares outstanding for diluted FFO per share	48,404	47,198	48,067	47,081

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)

EBITDA:

Net income	$8,448	$7,889	$22,975	$32,517

Add (deduct):
Depreciation and amortization:
Continuing operations	25,325	22,418	74,024	65,542
Discontinued operations	—	64	—	277
Pro rata share of unconsolidated joint ventures	77	2	140	—
Interest	21,650	20,125	63,393	57,155
Taxes	163	168	670	415
Gains on sales of real estate investments	—	(25)	—	(3,013)
Pro rata share of unconsolidated joint venture interest expense	56	—	101	—
Income allocated to exchangeable limited partnership units	73	20	182	178
Income allocated to Series B & C Preferred Units	—	413	—	2,176

EBITDA	$55,792	$51,074	$161,485	$155,247

Selected Ratios

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.28	2.19	2.24	2.30
EBITDA / (Interest + Principal + Preferred Distributions)
Interest Coverage Ratio - Excluding Capitalized Interest	2.57	2.54	2.54	2.72
EBITDA / Interest
Interest Coverage Ratio - Including Capitalized Interest	2.57	2.54	2.54	2.72
EBITDA / (Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a % of total revenue	8.2%	10.7%	9.7%	7.5%
Net operating income (NOI) margin	72%	71%	71%	71%
Property operating expense recovery ratio	83%	81%	82%	78%
Unencumbered NOI as a % of total NOI	58%	54%	57%	53%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of
	September 30, 2005	December 31, 2004
		(Restated)

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,692,588	$2,540,841
Investment in unconsolidated joint ventures	13,760	9,906
Cash and cash equivalents	4,156	6,720
Prepaids and other assets	23,683	20,010

Total asset cost (GAAP basis)	$2,734,187	$2,577,477

Mortgage loans payable	$621,825	$635,578
Unsecured notes payable	449,914	449,763
Line of credit facility	359,000	196,000
Guarantee of unconsolidated joint venture debt	16,559	13,000

Total outstanding debt	$1,447,298	$1,294,341

Total outstanding debt / Total asset cost (GAAP basis)	52.9%	50.2%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,734,187	$2,577,477

Secured debt	$650,925	$648,578

Secured debt / Total asset cost (GAAP basis)	23.8%	25.2%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,605,445	$1,439,963

Unsecured notes payable	449,914	449,763
Line of credit facility	359,000	196,000

Total unsecured debt	$808,914	$645,763

Unencumbered asset cost (GAAP basis) / Total unsecured debt	198.5%	223.0%
Test level	150.0%	150.0%

	Twelve Months Ended September 30,
	2005	2004
		(Restated)

INTEREST COVERAGE
Income available for debt service (EBITDA)	$210,613	$207,490

Service charge (Interest Expense, Net of Capitalized Interest + Amortization of Mortgage Loan Premiums)	$84,967	$81,789

Annualized income available for debt service / Annualized service charge	2.48	2.54
Test level	1.50	1.50

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal September 30, 2005

Mortgage loans payable	$634,366
Unsecured notes payable	449,914
Line of credit facility	359,000

Total debt	$1,443,280

Equity

(in thousands)

	Shares & Units Outstanding at 9/30/05	$ Value Equivalent (1)
Common Stock	47,378	$1,658,230
Operating Partnership Units	673	23,555
		$1,681,785

Total market capitalization		$3,125,065

Total Debt to Total Market Capitalization		46.2%

(1) Value based on stock price of $35.00 per share as of the market close on September 30, 2005.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2005 (1)	2006	2007	2008	2009	Thereafter	Total (2)

Amount	$2,885	$26,002	$58,562	$479,344	$291,936	$573,586	$1,432,315

(1) Represents the period from October 1, 2005 through December 31, 2005.

(2) The aggregate repayment amount of $1,432,315 does not reflect the unamortized mortgage loan premiums totaling $12,541 related to the assumption of sixteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,576 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due March 28, 2008

Total Facility	Outstanding at 9/30/05	Letters of Credit	Remaining Capacity

$400,000	$359,000	$—	$41,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$808,914	56.05%	5.10%	4.2	years
Secured Debt	634,366	43.95%	7.26%	5.0	years
Total Debt	$1,443,280	100.00%	6.05%	4.5	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$373,144	25.85%	4.45%	2.6	years
Fixed Rate Debt	1,070,136	74.15%	6.61%	5.2	years
Total Debt	$1,443,280	100.00%	6.05%	4.5	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2005 (1)	2006	2007	2008	2009	Thereafter	Total

Mortgage loans payable:

Meridian Village Plaza (2)	$76	4,841	—	—	—	—	4,917
Spring Mall	31	8,021	—	—	—	—	8,052
Southport Centre	41	171	9,593	—	—	—	9,805
Long Meadow Commons (2) (3)	81	344	8,717	—	—	—	9,142
Innes Street Market	90	380	12,098	—	—	—	12,568
Southgate Shopping Center	28	119	2,166	—	—	—	2,313
Hale Road & Northern Hills	—	—	14,600	—	—	—	14,600
Salem Consumer Square	117	506	561	8,749	—	—	9,933
St. Francis Plaza	49	207	225	243	—	—	724
Burlington Square (2)	48	209	227	224	12,743	—	13,451
Crossroads III & Slater Street (2)	42	185	201	214	13,295	—	13,937
Buckingham Place (2)	15	69	74	79	5,054	—	5,291
County Line Plaza (2)	54	222	240	256	16,002	—	16,774
Trinity Commons (2)	44	185	200	214	13,776	—	14,419
8 shopping centers, cross collaterialized	438	1,843	1,993	2,154	72,132	—	78,560
Montgomery Commons (2)	19	86	94	100	102	7,334	7,735
Warminster Towne Center (2)	64	283	307	329	362	18,294	19,639
Clocktower Place (2)	32	132	144	154	171	11,838	12,471
545 Boylston Street and William J. McCarthy Building	170	711	772	838	910	30,896	34,297
29 shopping centers, cross collateralized	661	2,728	2,955	3,147	3,461	220,654	233,606
The Market of Wolf Creek III (2)	25	98	106	113	125	8,177	8,644
Spradlin Farm (2)	49	203	219	232	253	16,187	17,143
The Market of Wolf Creek I (2)	37	163	176	188	206	9,327	10,097
Berkshire Crossing	155	645	676	708	744	11,216	14,144
Grand Traverse Crossing	93	394	424	457	492	11,151	13,011
Salmon Run Plaza (2)	83	349	381	417	456	2,736	4,422
Elk Park Center	76	321	346	374	403	6,503	8,023
Grand Traverse Crossing - Wal-Mart	43	179	193	208	225	4,190	5,038
The Market of Wolf Creek II (2)	25	103	111	120	129	1,428	1,916
Montgomery Towne Center	98	393	307	335	364	5,262	6,759
Bedford Grove - Wal-Mart	39	164	178	191	207	3,175	3,954
Berkshire Crossing - Home Depot/Wal-Mart	62	258	278	300	324	5,218	6,440

Total mortgage loans payable	$2,885	24,512	58,562	20,344	141,936	373,586	621,825

Unsecured notes payable (4)	—	1,490	—	100,000	150,000	200,000	451,490
Line of credit facility	—	—	—	359,000	—	—	359,000

Total indebtedness	$2,885	26,002	58,562	479,344	291,936	573,586	1,432,315

(1) Represents the period from October 1, 2005 through December 31, 2005.

(2) The aggregate repayment amount of $621,825 does not reflect the unamortized mortgage loan premiums totaling $12,541 related to the assumption of sixteen mortgage loans with above-market contractual interest rates.

(3) Property is encumbered by two mortgage loans maturing in July 2007.

(4) The aggregate repayment amount of $451,490 does not reflect the unamortized original issue discounts of $1,576 related to the April and October 2004 bond issuances.

Summary of Mortgage Loans Payable

(in thousands of dollars)

Property	Lender	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At September 30, 2005 Unamortized Mortgage Premium	Carrying Value

Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	4,917	115	5,032
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,052	—	8,052
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,805	—	9,805
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,142	471	9,613
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,568	—	12,568
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,313	—	2,313
Hale Road & Northern Hills	Archon Financial	Dec-07	5.31%	5.31%	14,600	—	14,600
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	9,933	—	9,933
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	724	—	724
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,451	1,205	14,656
Crossroads III & Slater Street	Archon Financial	Jun-09	5.85%	7.86%	13,937	925	14,862
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,291	372	5,663
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,774	1,355	18,129
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,419	1,174	15,593
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	78,560	—	78,560
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,735	620	8,355
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,639	1,712	21,351
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,471	1,398	13,869
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	34,297	—	34,297
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	233,606	—	233,606
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,644	824	9,468
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,143	661	17,804
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	10,097	1,164	11,261
Berkshire Crossing	M & T Bank	Nov-12	5.69%	5.11%	14,144	—	14,144
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,011	—	13,011
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,422	268	4,690
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,023	—	8,023
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,038	—	5,038
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,916	277	2,193
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	6,759	—	6,759
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	3,954	—	3,954
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,440	—	6,440

Total/Weighted average			7.26%	7.84%	$621,825	$12,541	$634,366

(1) Property is encumbered by two mortgage loans.

Other Securities

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 9/30/05	-	$198,537,000
Maturity	-	April 15, 2014
Contractual rate	-	5.125%
Effective rate	-	5.33%

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 9/30/05	-	$149,887,000
Maturity	-	October 15, 2009
Contractual rate	-	4.50%
Effective rate	-	5.03%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 9/30/05	-	$100,000,000
Maturity	-	January 15, 2008
Contractual and effective rate	-	7.20%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 9/30/05	-	$1,490,000
Maturity	-	March 15, 2006
Contractual and effective rate	-	8.875%

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 9/30/05	-	$17,788,000
Units Outstanding	-	673,270 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Distribution	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company and owned 113 properties at September 30, 2005.

Portfolio Overview Summary as of September 30, 2005 - Core Portfolio

Number of shopping centers	171
Number of office buildings	3

Total real estate owned	174

Company-owned shopping center GLA	28,704,030
Company-owned office building net rentable square feet	222,273

Total	28,926,303

% Leased - Total Portfolio	92.5%

Average square foot size of shopping centers - Company-owned GLA	168,000
Average square foot size of shopping centers - Total GLA	204,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a % of total shopping centers	68%

% of total NOI produced by grocer-anchored shopping centers	70%

Portfolio Overview - Core Portfolio

Geographic Distribution Based on Square Footage

	Number of	Total	% of	Annualized	% of
Geographic Area	Properties	Owned GLA	Total	Based Rent	Total

East:
North Carolina	10	2,726,154	9.42%	$25,835,643	9.62%
Massachusetts	7	1,188,946	4.11%	16,980,795	6.32%
New York	15	1,177,397	4.07%	17,887,543	6.66%
Tennessee	4	1,169,702	4.04%	10,375,733	3.86%
Pennsylvania	4	1,126,179	3.89%	11,017,425	4.10%
Florida	5	1,036,622	3.58%	8,024,496	2.99%
New Hampshire	4	811,800	2.81%	6,597,176	2.46%
New Jersey	3	611,877	2.12%	8,861,657	3.30%
Connecticut	6	467,423	1.62%	7,260,458	2.70%
Alabama	3	450,172	1.56%	4,266,391	1.59%
Maine	1	254,314	0.88%	876,142	0.33%
Vermont	1	224,514	0.78%	1,882,104	0.70%
Mississippi	1	221,567	0.77%	2,962,316	1.10%
Virginia	1	181,055	0.63%	2,318,593	0.86%
Georgia	1	141,072	0.49%	666,347	0.25%
South Carolina	1	131,002	0.45%	1,663,396	0.62%
Subtotal	67	11,919,796	41.21%	$127,476,215	47.48%

Midwest:
Illinois	18	3,380,140	11.69%	$31,278,421	11.65%
Minnesota	17	2,655,040	9.18%	25,023,793	9.32%
Indiana	13	2,621,143	9.06%	18,202,404	6.78%
Missouri	9	1,605,874	5.55%	12,732,393	4.74%
Wisconsin	10	1,159,647	4.01%	8,961,935	3.34%
Texas	7	969,213	3.35%	12,389,982	4.61%
Kansas	6	932,186	3.22%	5,913,820	2.20%
Michigan	4	919,820	3.18%	7,005,314	2.61%
Iowa	7	725,327	2.51%	3,451,660	1.29%
Ohio	3	669,682	2.32%	5,291,221	1.97%
Nebraska	7	633,886	2.19%	4,973,445	1.85%
Kentucky	4	503,223	1.74%	4,032,961	1.50%
South Dakota	1	195,526	0.68%	1,371,203	0.51%
New Mexico	1	35,800	0.12%	401,670	0.15%
Subtotal	107	17,006,507	58.79%	$141,030,223	52.52%

Total	174	28,926,303	100.00%	$268,506,438	100.00%

Top Tenants by Annualized Base Rent - Core Portfolio

					Tenant	% of Total
				GLA as a%	Annualized	Annualized
	Tenant	# of Stores	Total GLA	of Total	Base Rent (1)	Base Rent (2)	Type of Business

1	TJX Companies (3)	52	1,602,424	5.54%	$14,379,102	5.36%	Off Price/Soft Goods
2	Kroger (4)	13	725,952	2.51%	5,067,342	1.89%	Grocer
3	Supervalu (5)	10	657,733	2.27%	4,685,257	1.74%	Grocer
4	OfficeMax	13	333,835	1.15%	3,518,266	1.31%	Office Products
5	Associated Wholesale Grocers (6)	10	603,378	2.09%	3,441,402	1.28%	Grocer
6	Staples	12	296,940	1.03%	3,440,910	1.28%	Office Products
7	Roundy’s (7)	8	491,482	1.70%	3,252,842	1.21%	Grocer
8	Charming Shoppes (8)	38	304,995	1.05%	3,213,736	1.20%	Discount / Apparel
9	Home Depot	4	459,073	1.59%	3,049,963	1.14%	Home Improvement
10	Sears Holdings Corporation (9)	13	664,381	2.30%	2,946,160	1.10%	Discount
11	Wal-Mart	8	727,634	2.52%	2,941,622	1.10%	Discount
12	Safeway (10)	5	327,249	1.13%	2,924,301	1.09%	Grocer
13	Barnes & Noble	7	178,936	0.62%	2,905,676	1.08%	Books / Cards / Gifts
14	Blockbuster	26	168,669	0.58%	2,901,876	1.08%	Video Sales / Rentals
15	Hy-Vee	9	547,466	1.89%	2,719,823	1.01%	Grocer
16	Bed, Bath & Beyond	7	198,291	0.69%	2,704,209	1.01%	Soft Goods
17	Hallmark	42	216,015	0.75%	2,632,269	0.98%	Cards/Gifts
18	Dollar Tree	33	320,671	1.11%	2,548,680	0.95%	Discount
19	Walgreens	15	194,260	0.67%	2,509,756	0.93%	Drug Store
20	Linens N Things	7	214,741	0.74%	2,492,164	0.93%	Soft Goods

(1)          We calculate annualized base rent for all leases in place in which tenants are in occupancy at September 30, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)          Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $268,506,438.

(3)          TJX Companies include: TJ Maxx (23), Marshalls (17),  A.J. Wright (6), Homegoods (4) and Bob’s Stores (2).

(4)          The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)          Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)          Associated Wholesale Grocers includes: Price Chopper (6), Russ’ IGA (2), Super Saver (1) and Falley’s Food 4 Less (1).

(7)          Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

(8)          Charming Shoppes includes: Fashion Bug (28), Lane Bryant (7) and Catherine’s (4).

(9)          Sears Holding Corporation includes: K-Mart (6), Sears (3), Sears Dental (1), Sears NTB (1), Sears Paint & Hardware (1) and Lands’ End (1).

(10)    Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

Anchor Lease Expiration Roll Out as of September 30, 2005 (1) - Core Portfolio

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)

2005 (4) (5)	6	159,552	0.9%	$878,191	0.7%	$5.50
2006	24	1,007,466	6.0%	5,428,255	4.1%	5.39
2007	40	1,396,968	8.3%	9,452,372	7.1%	6.77
2008	43	1,536,922	9.1%	10,584,147	7.9%	6.89
2009	51	1,872,962	11.1%	14,868,293	11.1%	7.94
2010	37	1,188,544	7.0%	10,006,397	7.5%	8.42
2011	38	1,360,987	8.1%	12,344,712	9.2%	9.07
2012	23	802,785	4.8%	7,763,382	5.8%	9.67
2013	26	1,168,555	6.9%	9,027,313	6.8%	7.73
2014	28	1,042,532	6.2%	9,791,274	7.3%	9.39
2015 and Thereafter	105	5,333,700	31.6%	43,336,199	32.5%	8.12

Totals	421	16,870,973	100.0%	$133,480,535	100.0%	$7.91

(1)          We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)          Represents Expiring Base Rent divided by Expiring Square Feet.

(4)          Represents the period from October 1, 2005 through December 31, 2005.

(5)          Includes tenants on a month-to-month agreement.

Non-Anchor Lease Expiration Roll Out as of September 30, 2005 - Core Portfolio

Lease	Number of	Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2005 (3) (4)	186	394,931	3.99%	$5,338,059	3.71%	$13.52
2006	515	1,428,463	14.43%	19,647,217	13.64%	13.75
2007	527	1,666,763	16.83%	23,718,651	16.47%	14.23
2008	534	1,740,087	17.57%	24,607,736	17.09%	14.14
2009	368	1,299,854	13.13%	19,624,779	13.63%	15.10
2010	357	1,346,390	13.60%	19,422,276	13.49%	14.43
2011	130	616,435	6.23%	8,506,886	5.91%	13.80
2012	75	316,623	3.20%	5,662,053	3.93%	17.88
2013	61	272,371	2.75%	4,783,211	3.32%	17.56
2014	64	278,629	2.81%	4,905,467	3.41%	17.61
2015 and Thereafter	109	541,210	5.47%	7,810,758	5.42%	14.43

Totals	2,926	9,901,756	100.00%	$144,027,093	100.00%	$14.55

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

(3)          Represents the period from October 1, 2005 through December 31, 2005.

(4)          Includes tenants on a month-to-month agreement.

Total Lease Expiration Roll Out as of September 30, 2005 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2005 (3) (4)	192	554,483	2.1%	$6,216,250	2.2%	$11.21
2006	539	2,435,929	9.1%	25,075,472	9.0%	10.29
2007	567	3,063,731	11.4%	33,171,023	12.0%	10.83
2008	577	3,277,009	12.2%	35,191,883	12.7%	10.74
2009	419	3,172,816	11.9%	34,493,072	12.4%	10.87
2010	394	2,534,934	9.5%	29,428,673	10.6%	11.61
2011	168	1,977,422	7.4%	20,851,598	7.5%	10.54
2012	98	1,119,408	4.2%	13,425,435	4.8%	11.99
2013	87	1,440,926	5.4%	13,810,524	5.0%	9.58
2014	92	1,321,161	4.9%	14,696,741	5.3%	11.12
2015 and Thereafter	214	5,874,910	21.9%	51,146,957	18.4%	8.71

Totals	3,347	26,772,729	100.0%	$277,507,628	100.0%	$10.37

(1)          Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)          Represents Expiring Base Rent divided by Expiring Square Feet.

(3)          Represents the period from October 1, 2005 through December 31, 2005.

(4)          Includes tenants on a month-to-month agreement.

Historical Leasing Production (3) - Core Portfolio - Cash Basis

	Three Months Ended	Nine Months Ended	Year Ended December 31,
	September 30, 2005	September 30, 2005	2004	2003	2002
Retail Portfolio
New Leases
Number of new leases signed	56	149	255	221	248
GLA leased (sq. ft. at end of period)	180,286	451,453	1,290,505	981,733	1,034,792
New base rent/sq. ft. (1)	$14.54	$13.78	$9.94	$9.66	$9.91
Expiring base rent/sq. ft. (2)	$14.18	$12.84	$9.14	$8.92	$8.98
Percentage growth in base rent	2.6%	7.3%	8.8%	8.3%	10.3%

Renewals
Number of renewals signed	129	335	414	374	391
GLA leased (sq. ft. at end of period)	539,095	1,343,327	1,809,969	1,836,182	1,563,427
New base rent/sq. ft.	$12.17	$12.26	$11.35	$10.09	$10.91
Expiring base rent/sq. ft.	$11.51	$11.53	$10.71	$9.59	$10.39
Percentage growth in base rent	5.7%	6.3%	5.9%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	185	484	669	595	639
GLA leased (sq. ft. at end of period)	719,381	1,794,780	3,100,474	2,817,915	2,598,219
New base rent/sq. ft.	$12.76	$12.64	$10.77	$9.94	$10.51
Expiring base rent/sq. ft.	$12.18	$11.86	$10.06	$9.36	$9.83
Percentage growth in base rent	4.8%	6.6%	7.0%	6.2%	6.9%

	Three Months Ended	Nine Months Ended	Year Ended December 31,
	September 30, 2005	September 30, 2005	2004	2003	2002
Total Portfolio
New Leases
Number of new leases signed	57	154	263	238	268
GLA leased (sq. ft. at end of period)	182,490	470,052	1,310,451	1,011,736	1,061,614
New base rent/sq. ft. (1)	$14.82	$14.34	$10.24	$10.13	$10.48
Expiring base rent/sq. ft. (2)	$14.40	$14.09	$9.59	$9.62	$9.55
Percentage growth in base rent	2.9%	1.8%	6.8%	5.3%	9.7%

Renewals
Number of renewals signed	131	340	421	392	398
GLA leased (sq. ft. at end of period)	541,120	1,368,054	1,829,089	1,863,236	1,577,270
New base rent/sq. ft.	$12.23	$12.56	$11.55	$10.62	$11.04
Expiring base rent/sq. ft.	$11.57	$11.97	$10.94	$10.09	$10.51
Percentage growth in base rent	5.7%	4.9%	5.5%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	188	494	684	630	666
GLA leased (sq. ft. at end of period)	723,610	1,838,106	3,139,540	2,874,972	2,638,884
New base rent/sq. ft.	$12.89	$13.01	$11.00	$10.44	$10.81
Expiring base rent/sq. ft.	$12.29	$12.51	$10.38	$9.92	$10.12
Percentage growth in base rent	4.9%	4.0%	6.0%	5.2%	6.8%

(1)       New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)       Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)       Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions - Core Portfolio (1)

	Three Months Ended	Nine Months Ended	Year Ended December 31,
	September 30, 2005	September 30, 2005	2004	2003	2002
Average number of square feet	28,511,611	28,317,982	27,969,000	26,792,000	25,117,000

Maintenance capital expenditures	$2,958,000	$7,107,000	$6,962,000	$8,408,000	$8,145,000

Per square foot	$0.10	$0.25	$0.25	$0.31	$0.32

Tenant improvements	$2,291,000	$11,806,000	$20,454,000	$11,938,000	$11,876,000
Leasing commissions	1,148,000	3,895,000	4,782,000	4,931,000	4,461,000
Total	$3,439,000	$15,701,000	$25,236,000	$16,869,000	$16,337,000

Per square foot	$0.12	$0.55	$0.90	$0.63	$0.65

(1)          Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004		2005	2004

Total revenue	$82,757	$81,912		$245,717	$239,002
Operating expenses	(23,037)	(23,441)		(70,742)	(70,247)

Net operating income	59,720	58,471	2.1%	174,975	168,755	3.7%

Less: Lease termination income	(7)	(136)		(372)	(717)

Net operating income, as adjusted	$59,713	$58,335	2.4%	$174,603	$168,038	3.9%

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:

Alabama

Montgomery Commons	1999	100%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$921,590	$9.67
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned)	$1,851,270	$10.50
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	89%	178,511	190,611	128,225	Bruno’s Supermarket	$1,493,531	$8.37
						Best Buy
						PetsMart

Connecticut

Crossroads I & II	1994	100%	105,662	217,662	202,795	Target (Non-Owned)	$2,134,187	$20.20
						The Sports Authority
						OfficeMax

Crossroads III	1994	79%	68,750	68,750	30,000	Levitz Home Furnishings	$971,442	$14.13

Hale Road	2002	100%	103,931	103,931	82,221	Babies R US	$1,528,457	$14.71
						Bed, Bath & Beyond
						AC Moore Arts & Crafts

Northern Hills	2001	100%	12,000	304,450	292,450	Lowe’s Home Center (Non-Owned)	$383,196	$31.93
						Target (Non-Owned)

Slater Street	1998	100%	51,370	96,185	64,815	Best Buy (Non-Owned)	$947,383	$18.44
						Office Depot / Bassett Furniture

Torrington Plaza	1963/1994	94%	125,710	132,910	42,037	TJ Maxx	$1,295,792	$10.31
						Staples

Florida

Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store	$441,138	$2.05
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,051,489	$10.32
						Marshalls
						Linens N Things
						Office Depot

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,917,749	$8.27
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping	1959/1998	88%	207,033	207,033	113,273	Winn Dixie Supermarket	$1,938,986	$9.37
Center						Bed, Bath & Beyond
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center	1959/1992	99%	183,867	187,367	111,831	Publix Supermarket	$1,675,134	$9.11
(8)						TJ Maxx
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia

Shenandoah Plaza	1987	97%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$666,347	$4.72
						Wal-Mart/Big Lots/ACS
Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$297,194	$4.82

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,402,950	$13.14

The Commons of Chicago Ridge	1992/1999	95%	324,080	324,080	246,039	Home Depot	$3,677,971	$11.35
						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal Lake	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,129,297	$11.46
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	96%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby (Ground Lease)	$1,597,068	$6.59
						TJ Maxx

Fairhills Shopping Center	1971/1989	90%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$618,224	$5.75

Heritage Square	1992	100%	210,752	210,752	164,706	Circuit City	$2,579,006	$12.24
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture

High Point Centre	1988	95%	240,002	240,002	141,068	Cub Foods	$2,349,582	$9.79
						Office Depot
						Babies R Us
						Big Lots

Long Meadow Commons	1996	92%	118,471	118,471	65,816	Dominick’s Supermarket	$1,636,767	$13.82

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$549,113	$14.18
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,397,833	$9.00
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Rollins Crossing	1995/1998	99%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,126,150	$7.60
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,196,746	$8.55
						U.S. Post Office

Sheridan Village	1954/1995	97%	303,915	303,915	177,409	Bergner’s Dept Store	$2,372,607	$7.81
						Cohen’s Furniture Co.

Sterling Bazaar	1992	96%	84,535	84,535	52,337	Kroger Supermarket	$771,121	$9.12

Twin Oaks Centre	1991	97%	98,197	98,197	59,682	Hy-Vee Supermarket	$715,590	$7.29

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$375,980	$5.56
						Big Lots

Westview Center	1992	69%	325,507	416,307	149,963	Cub Foods	$2,485,221	$7.63
						Value City Dept. Store (Non-Owned)

Indiana

Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,803,191	$11.99
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	91%	268,589	271,389	213,950	Kroger Supermarket	$1,554,582	$5.79
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	97%	98,342	110,342	49,773	Amelia’s Supermarket	$757,333	$7.70

Germantown Shopping Center	1985	81%	216,430	223,630	115,143	Beuhler’s Supermarket	$1,197,094	$5.53
						Elder Beerman Department Store
						Peebles Department Store

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$447,953	$4.36

Lincoln Plaza	1968	94%	103,938	103,938	47,228	Kroger Supermarket	$699,580	$6.73

Martin’s Bittersweet Plaza	1992	100%	91,798	94,808	71,157	Martin’s Supermarket	$622,145	$6.78
						Osco Drug

Meridian Village	1990	100%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,351,424	$10.33
						Godby Home Furnishings

Rivergate Shopping Center	1982	96%	133,086	137,486	108,086	Super Foods	$471,297	$3.54
						Wal-Mart

Sagamore Park Centre	1982	91%	118,436	118,436	66,063	Payless Supermarket	$920,222	$7.77

Speedway SuperCenter	1960/1998	89%	569,879	569,879	252,624	Kroger Supermarket	$4,606,997	$8.08
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	94%	304,725	307,525	115,325	US Factory Outlet	$2,173,655	$7.13
						AJ Wright
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale	1957/1993	80%	331,912	331,912	168,409	Stein Mart	$1,596,931	$4.81
Commons						Dunham’s Sporting Goods
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots

Iowa

Burlington Plaza West	1989	81%	88,118	92,118	52,468	Hobby Lobby	$384,427	$4.36

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,531	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	91%	113,713	116,513	76,896	Hy-Vee Supermarket	$596,600	$5.25

Parkwood Plaza	1992	28%	126,369	126,369	N/A	N/A	$271,796	$2.15

Southgate Shopping Center	1972/1996	90%	154,174	154,174	102,065	Hy-Vee Supermarket	$537,957	$3.49
						Big Lots

Spring Village	1980/1991	42%	90,263	92,763	N/A	N/A	$306,312	$3.39

Warren Plaza	1980/1993	97%	90,102	187,135	160,925	Hy-Vee Supermarket	$709,038	$7.87
						Target (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Kansas

Mid State Plaza	1971	79%	286,601	293,101	152,692	Ashley Furniture Home Store	$895,767	$3.13
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	97%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,272,694	$9.52

Shawnee Parkway Plaza	1979/1995	94%	92,213	92,213	59,128	Price Chopper Supermarket	$640,272	$6.94

Village Plaza	1975	90%	55,698	55,698	31,431	Falley’s Food 4 Less	$269,465	$4.84

Westchester Square	1968/1998	96%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,381,055	$8.37

West Loop Shopping Center	1986/1998	98%	199,032	199,032	98,558	Dillons Supermarket	$1,454,567	$7.31
						Waters True Value
						American Academy Hair Design

Kentucky

Dixie Plaza	1987	8%	48,021	82,804	15,383	Bob Montgomery Auto (Non-Owned)	$48,239	$1.00

Midtown Mall	1970/1994	99%	153,822	153,822	106,383	Kroger Supermarket	$1,004,113	$6.53
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	96%	164,367	186,167	39,399	Kroger Supermarket	$1,434,434	$8.73

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,546,175	$11.28
						H.H. Gregg (Non-Owned)

Maine

Pine Tree Shopping Center	1958/1973	99%	254,314	254,314	214,178	AJ Wright	$876,142	$3.45
						Mardens
						Jo-Ann Fabrics
						Packard Development (Ground Lease)

Massachusetts

Berkshire Crossing	1996	100%	442,248	442,248	389,561	Price Chopper Supermarket	$3,623,373	$8.19
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	84%	86,290	86,290	34,097	Staples	$2,464,973	$28.57
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$635,150	$8.13

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)		Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw’s Supermarket		$3,761,119	$12.69
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	94%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot		$949,091	$9.13
						TJ Maxx

Michigan

Cherry Hill Marketplace	1992/1999	80%	122,132	125,032	53,739	Farmer Jacks		$1,151,425	$9.43

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center		$875,932	$6.95
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease	)	$2,692,094	$6.95
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	96%	284,448	284,448	194,014	Kroger Supermarket		$2,285,863	$8.04
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota

Austin Town Center	1999	46%	110,680	200,680	170,789	Staples		$491,586	$4.44
						Target (Non-Owned)

Brookdale Square	1971/1994	41%	185,883	185,883	66,834	Brookdale Theater		$470,165	$2.53
						Pep Boys
						Up Front Event Center

Burning Tree Plaza	1987/1998	98%	182,969	182,969	117,716	Best Buy		$1,697,329	$9.28
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	92%	124,700	124,700	90,946	Rainbow Foods		$826,855	$6.63
						Slumberland Clearance

Division Place	1991	87%	129,753	134,753	24,016	TJ Maxx		$1,343,652	$10.36

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Elk Park Center	1995/1999	98%	204,992	302,635	200,677	Cub Foods	$2,013,372	$9.82
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	98%	433,082	433,082	254,539	Cub Foods	$4,878,013	$11.26
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels

Hub West (9)
Richfield Hub	1952/1992	100%	214,855	217,655	129,400	Rainbow Foods	$2,442,632	$11.37
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	97%	120,487	150,687	72,371	Rainbow Foods	$1,625,815	$13.49
						Walgreens (Non-Owned)

Roseville Center	1950/2000	99%	76,894	155,694	65,000	Rainbow Foods (Non-Owned)	$895,926	$11.65

Southport Centre	1992	97%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,799,198	$14.40
						Best Buy
						Dollar Tree
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	97%	287,385	287,385	181,950	Cub Foods (Ground Lease)	$2,529,499	$8.80
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,198,892	$7.38
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,006,599	$7.45
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,163,693	$13.23
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$640,567	$8.76

Mississippi

County Line Plaza	1997	100%	221,567	268,367	171,062	Haverty’s Furniture	$2,962,316	$13.37
						OfficeMax
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Missouri

Clocktower Place	1987	97%	214,198	222,348	129,807	Dierberg’s Market	$2,300,104	$10.74
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,420,366	$9.73
						Lukas Liquors

Grandview Plaza	1961/1991	78%	296,008	296,008	169,892	Schnuck’s Supermarket	$1,781,900	$6.02
						Old Time Pottery
						Walgreens

Hub Shopping Center	1972/1995	94%	160,423	160,423	103,322	Price Chopper Supermarket	$783,853	$4.89

Liberty Corners	1987/1996	97%	124,858	214,358	136,500	Price Chopper Supermarket	$891,450	$7.14
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$457,680	$6.39

Marketplace at Independence	1988	95%	241,032	252,532	133,942	Price Chopper Supermarket	$2,077,439	$8.62
						Old Navy

Prospect Plaza	1979/1999	96%	189,996	189,996	136,566	Price Chopper Supermarket	$1,539,377	$8.10
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	99%	161,717	169,717	91,989	Price Chopper Supermarket	$1,480,224	$9.15
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	78%	34,388	128,448	106,992	Russ’ IGA Supermarket	$108,385	$3.15
						Shopko (Non-Owned)

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$468,390	$5.57
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$568,788	$8.30
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	99%	179,964	406,514	210,020	SuperSaver Supermarket	$1,591,347	$8.84
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,475	$7.69

Miracle Hills Park	1988	87%	69,606	139,606	66,000	Cub Foods (Non-Owned)	$651,340	$9.36

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,063,721	$8.22
						Movies 8

New Hampshire

Bedford Grove	1989	99%	216,941	216,941	182,745	Shop N’ Save	$1,714,125	$7.90
						Wal-Mart (Ground Lease)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)		Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Bedford Mall	1963/1999	89%	265,091	265,091	192,207	Marshalls		$2,475,558	$9.34
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket		$1,415,399	$7.74
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	97%	146,947	146,947	84,920	Demoulas Market Basket		$992,093	$6.75
						TJ Maxx

New Jersey

Cross Keys Common	1995	92%	216,428	417,414	279,971	Wal-Mart (Non-Owned	)	$3,052,093	$14.10
						AJ Wright
						Staples
						Ross Dress for Less

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls		$2,463,277	$15.45
						Clearview Cinema (Ground Lease)
						Michaels

Old Bridge Gateway	1956/1991/1995	97%	235,995	235,995	106,380	Bayshore Fitness & Wellness Center		$3,346,287	$14.18
						Marshalls
						Modell’s Sporting Goods
						Best Home Furnishings

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market		$401,670	$11.22

New York

College Plaza	1975/1994	100%	175,086	175,086	126,812	Bob’s Stores		$1,535,754	$8.77
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	100%	59,569	59,569	36,989	Pathmark		$621,826	$10.44

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket		$1,968,715	$24.21
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx		$1,207,776	$24.96

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax		$1,037,897	$16.93

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods		$1,045,779	$14.54
						TJ Maxx

Nesconset Shopping Center	1961/1999	93%	122,996	124,996	33,460	Office Depot/HomeGoods		$1,636,566	$13.31

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx		$1,939,608	$21.62

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,358,817	$13.71
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$604,374	$13.70

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,097,978	$15.97
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$793,076	$9.39

Three Village Plaza	1964/1991	100%	77,458	77,458	38,955	King Kullen Grocery	$1,328,658	$17.15

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$923,551	$17.44

North Carolina

The Commons at Chancellor Park	1994	98%	348,604	358,204	309,041	Home Depot (Ground Lease)	$2,404,331	$6.90
						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Peak Fitness

Crown Point Shopping Center	1990	76%	147,200	164,200	135,200	Lowe’s Home Centers / Old Time Pottery	$767,345	$5.21

Franklin Square	1990	95%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,146,951	$9.88
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	100%	349,433	349,433	296,740	Food Lion Supermarket	$3,391,537	$9.71
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	96%	283,323	292,923	98,222	Winn Dixie Supermarket	$2,783,689	$9.83
						Burlington Coat Factory

New Centre Market	1998	100%	143,763	266,263	175,040	Target (Non-Owned)	$1,644,601	$11.44
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	77%	260,405	260,405	85,447	Marshalls	$1,987,952	$7.63
						Carolina Clearing House

University Commons	1989	98%	235,396	235,396	135,326	Lowes Foods	$2,648,577	$11.25
						TJ Maxx
						Homegoods
						AC Moore Arts & Crafts

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
University Commons Greenville	1996	100%	232,820	338,020	270,249	Kroger Supermarket	$2,661,399	$11.43
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Wendover Place	1997	100%	406,775	538,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less	$4,399,261	$10.81
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,475,538	$9.40
						Marc’s Pharmacy

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray’s Supermarket	$1,497,883	$6.29
						Wal-Mart

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods	$2,317,800	$8.44
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$383,227	$4.60

Colonial Commons	1991/2003	88%	433,362	451,462	291,835	Giant Foods (Ground Lease)	$5,496,898	$12.68
						Dick’s Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$2,038,555	$5.48
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Dan Schantz Nursery

Warminster Towne Center	1997	100%	237,345	318,028	276,951	Shop Rite Supermarket	$3,098,745	$13.06
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
South Carolina

Fairview Corners	2004	97%	131,002	254,682	181,741	Super Target (Non-Owned)	$1,663,396	$12.70
						Ross Dress for Less
						TJ Maxx

South Dakota

Baken Park	1962/1997	91%	195,526	195,526	95,039	Nash Finch Supermarket	$1,371,203	$7.01
						Ben Franklin
						Boyd’s Drug

Tennessee

The Market of Wolf Creek	2000	90%	297,099	470,437	312,165	Target (Non-Owned)	$3,339,714	$11.24
						Haverty’s Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot
						Cost Plus World Market

Oakwood Commons (11)	1989/1997	98%	278,017	280,767	178,769	Publix Supermarket	$2,415,416	$8.69
						Bed, Bath & Beyond
						Ross Dress for Less
						PetsMart
						Peebles Department Store

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,979,976	$7.49
						K-Mart
						Goody’s Family Clothing
						Franklin Athletic Club

Williamson Square	1988/1993	99%	330,226	340,476	202,102	Kroger Supermarket	$2,640,627	$8.00
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,052,527	$7.01
						Big Lots

The Crossing	2000/2001	92%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$1,985,646	$10.61
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	86%	104,682	131,682	24,025	Staples	$1,850,483	$17.68

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$688,850	$8.76

Randall’s Fairmont	1985/2003	89%	105,869	112,069	56,208	Randall’s Food Market	$950,239	$8.98

Royal Oaks Village	2001/2002	98%	145,286	145,286	83,652	HEB Grocery	$2,892,180	$19.91

Trinity Commons (12)	1998	96%	197,423	197,423	84,228	Tom Thumb	$2,970,057	$15.04
						DSW Shoe Warehouse

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket	$1,882,104	$8.38
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,318,593	$12.81
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin

Fairacres Shopping Center	1992	97%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$655,857	$8.23

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$455,866	$9.02

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$832,219	$4.90
						K-Mart

Madison Plaza	1988/1994	62%	54,275	127,584	N/A	N/A	$325,844	$6.00

Mequon Pavilions	1967/1991	95%	211,797	211,797	65,995	Sendik’s Food Market	$2,918,454	$13.78
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,303	195,403	149,674	Pick ‘N Save Supermarket	$863,061	$8.78
						K-Mart (Non-Owned)

Oak Creek Centre	1988	39%	91,510	99,510	N/A	N/A	$133,147	$1.45

Park Plaza	1959/1993	91%	113,655	113,655	74,054	Big Lots	$465,836	$4.10
						Hobby Lobby

Spring Mall	1967/1994	90%	204,861	204,861	135,055	Pick ‘N Save Supermarket	$1,478,156	$7.22
						TJ Maxx
						Walgreens

Taylor Heights	1989	88%	85,072	223,862	158,630	Piggly Wiggly Foods	$833,496	$9.80
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		93%	28,704,030	34,937,174	22,430,347		$262,172,183	$9.13

Property Name and Location	Year Built / Renovated (1)	% Leased as of 9/30/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Office Buildings:

William J. McCarthy Building	1963/1995	84%	93,018	93,018		N/A	$2,664,558	$28.65

545 Boylston Street	1972/1996	94%	89,075	89,075		Allied Advertising	$2,882,531	$32.36
						Trinity Church

Executive Office Building	1970	90	40,180	40,180		Norca Corporation	$787,166	$19.59
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		89%	222,273	222,273			$6,334,255	$28.50

TOTAL PORTFOLIO		93%	28,926,303	35,159,447			$268,506,438	$9.28

Core Property Listing Notes

(1)               Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)               Represents gross leasable area owned by us, including 1,538,321 square feet of gross leaseable area subject to ground leases and excludes 6,233,144 square feet of non-owned gross leasable area.

(3)               Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 6.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.5 million square feet of ground leased gross leaseable area.

(4)               Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)               We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)               We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at September 30, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)               Represents Annualized Base Rent divided by Company Owned GLA at September 30, 2005.

(8)               Property contains 11,627 square feet of office space.

(9)               Property is comprised of two shopping centers.

(10)         Property contains 32,638 square feet of office space.

(11)         We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)         We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Investments in Joint Ventures

(in thousands of dollars)

Investment in Development Joint Venture

								Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Estimated Construction Costs	Ownership Interest	Investment at September 30, 2005

Westwood Development	Lakes Crossing	Norton Shores, Michigan	215,000	303,000	50.0%	Kohl’s Circuit City Jo-Ann Fabrics	$27,500	50%	$4,381

Total Construction Loan Facility	Construction Loan Balance Outstanding	Share of Construction Loan	Guaranty

$22,000	$16,559	$8,280	Full

Investment in Operating Joint Venture

							Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Ownership Interest	Share of Debt	Investment at September 30, 2005

Intercontinental Real Estate Corporation	Skillman Abrams Shopping Center	Dallas, Texas	133,088	133,088	95.3%	Tom Thumb	25%	$3,815	$1,099

Property Information as of September 30, 2005

Total Assets	$20,333
Total Debt (GAAP basis)	$15,258
Lender	Wachovia
Effective Interest Rate	5.55%
Contractual Interest Rate	6.05%
Maturity	5/1/2014

Results of Operations

(unaudited and GAAP basis)

for the period April 15, 2005 (date of acquisition) through September 30, 2005

Total Revenue	$1,008
Total Operating Expenses	369
Net operating income	$639
Interest	404
Depreciation and amortization	454
Net loss	$(219)

Value Creation Pipeline - 2005 Acquisitions

Acquisitions

Property	Date Acquired	Company Owned GLA	Total GLA	Initial Investment (1)	Percent Leased

Fairview Corners	Jul-05	131,002	254,682	$23,165,000	97%
Old Bridge Gateway	Aug-05	235,995	235,995	$43,723,000	97%
Crossroads I & II	Aug-05	105,662	217,662	$26,713,000	100%
Crossroads III	Sep-05	68,750	68,750	$14,954,000	79%
Hale Road	Sep-05	103,931	103,931	$17,959,000	100%
Northern Hills	Sep-05	12,000	304,450	$4,671,000	100%
Slater Street	Sep-05	51,370	96,185	$12,095,000	100%

Total Acquisitions		708,710	1,281,655	$143,280,000	96%

(1) - Initial Investment includes amounts allocated to in-place lease value and above and below market leases in accordance with SFAS 141, and, if applicable, an adjustment to reflect the above or below-market contractual interest rates of assumed mortgage loans in accordance with EITF 98-1.

PROPERTY NAME:	Farview Corners
LOCATION:	Simpsonville, SC
COMPANY OWNED GLA:	131,002
TOTAL GLA:	254,682
YEAR BUILT/RENOVATED:	2004
INITIAL INVESTMENT:	$23.2 million
CLOSING DATE:	July 1, 2005
% LEASED :	97%
FUNDING SOURCE:	Line of credit
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Super Target (Non-Owned)	123,680
Ross Dress for Less	30,061	1/31/2015
TJ Maxx	28,000	4/30/2014

PROPERTY NAME:	Old Bridge Gateway
LOCATION:	Old Bridge Township, NJ
COMPANY OWNED GLA:	235,995
TOTAL GLA:	235,995
YEAR BUILT/RENOVATED:	1956/1991/1995
INITIAL INVESTMENT:	$43.7 million
CLOSING DATE:	August 12, 2005
% LEASED :	97%
FUNDING SOURCE:	Line of credit
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Bayshore Fitness &Wellness Center	39,000	4/30/2019
Marshalls	31,130	8/31/2008
Modell’s Sporting Goods	21,125	1/31/2018
Best Home Furnishings	15,125	7/31/2006

PROPERTY NAME:	Crossroads I & II
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	105,662
TOTAL GLA:	217,662
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$26.7 million
CLOSING DATE:	August 19, 2005
% LEASED :	100%
FUNDING SOURCE:	OP Units & line of credit
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Home Depot (Non-Owned)	112,000
The Sports Authority	42,295	5/31/2014
Borders	25,002	5/31/2014
OfficeMax	23,498	5/31/2014

PROPERTY NAME:	Crossroads III
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	68,750
TOTAL GLA:	68,750
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$15.0 million
CLOSING DATE:	September 29, 2005
% LEASED :	79%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Levitz Home Furnishings	30,000	11/30/2013
Petco	16,278	6/30/2010

PROPERTY NAME:	Hale Road
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	103,931
TOTAL GLA:	103,931
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$18.0 million
CLOSING DATE:	September 20, 2005
% LEASED :	100%
FUNDING SOURCE:	OP Units, line of credit and assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Babies R Us	30,681	1/31/2017
Bed, Bath & Beyond	30,000	1/31/2018
AC Moore Arts & Crafts	21,540	2/29/2012

PROPERTY NAME:	Northern Hills
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	12,000
TOTAL GLA:	304,450
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$4.7 million
CLOSING DATE:	September 20, 2005
% LEASED :	100%
FUNDING SOURCE:	OP Units, line of credit and assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Lowe’s (Non-Owned)	165,000
Target (Non-Owned)	127,450

PROPERTY NAME:	Slater Street
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	51,370
TOTAL GLA:	96,185
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$12.1 million
CLOSING DATE:	September 29, 2005
% LEASED :	100%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Best Buy (Non-Owned)	44,815
Office Depot / Bassett Furniture	20,000	9/30/2011

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or "NOI", is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus accretion of redeemable equity, preferred stock distributions, minority interest in Bradley Operating Limited Partnership, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains (losses) on sales of real estate investments and equipment and interest and other income.  We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.